================================================================================
                                METRON TECHNOLOGY
                               FY00 INCENTIVE PLAN
                                      MBOs

EXECUTIVE:        Michael A. Grandinetti

TITLE:            Executive Vice President Materials
================================================================================

1. Meeting forecasted quarterly materials booking forecast (maximum quarterly bonus is $5,000):

     A. Submit 15 days prior to the beginning of each fiscal quarter a forecasted dollar amount bookings.

     B.   Bonus is based on:

        MEETING FORECASTED                              PERCENTAGE OF
        QUARTERLY MATERIALS BOOKINGS                    MAXIMUM BONUS
                                                   ------------------------
                   +/- 7% of forecast                       100%

                   +/- 7 to 11% of forecast                  75%

                   +/- 11 to +/-20% of forecast              25%

                   Over +/- 20% of forecast                 - 0 -

2. ACCURATE P&L FORECAST. Accurately forecast each quarter net income forecast due 30 days prior to the first date of each quarter. The maximum bonus for this item is $5,000 per quarter.

     The bonus is based on:

                   ACCURACY OF QUARTERLY P&L FORECAST             BONUS
            ----------------------------------------------  -------------

                  +/- 10% or better                               100%

                  +/- 10.01 to 25%                                 80%

                  +/- 25.01 to 50%                                 25%

                  +/- 50% or worse                                - 0 -

3. Yearly increase in revenues for specific product lines (maximum annual bonus is $20,000):

                       LINE                                TOTAL
         ---------------------------------    -------------------------------

             Tescom

             Ametek (U.S. Gauge)

             Gelpak

             SPI

             AST

             Oak

             SST Tube

             Other

                                              -------------------------------

                                              ===============================

         (Other is any new materials lines signed up after May 1, 1999.)

         For each 1% increase in revenues, the bonus shall be 1% of the maximum up to a maximum of 100% for this item.

4. Open an office in Northern California that has revenues of over $2 million in FY00 or complete an acquisition of California-based distributor (bonus is $10,000).

5. Submit to CEO a list of risk items that may require reserves 15 days before the beginning of each fiscal quarter. Bonus judged on avoiding surprise reserves during the quarter. Maximum bonus equals $10,000.

Total maximum bonus is $80,000.

                                  ~ ~ ~ ~ ~ ~ ~

                                METRON TECHNOLOGY

                        FY2000 INCENTIVE PLAN DESCRIPTION



PARTICIPANT:       Michael A. Grandinetti

ACKNOWLEDGMENT OF RECEIPT OF PLAN:

EMPLOYEE:                                   METRON TECHNOLOGY B.V.


/s/ Michael A. Grandinetti                  /s/ E. Segal
-----------------------------------------   ------------------------------------
      Michael A. Grandinetti                              Ed Segal

Title: Executive Vice President Materials   Title: President and Chief Executive
                                                   Officer

Date:  Oct. 25, 1999                        Date:  7/10/99
     ------------------------------------        -------------------------------

                                METRON TECHNOLOGY

                       FY2000 INCENTIVE PLAN PARTICIPATION

1.       PURPOSE

         The purpose of the Metron Technology B.V. (the "Company") Incentive Compensation Plan (the "Plan") is to attract, motivate and retain high caliber employees who play significant roles in the attainment of annual performance objectives of the Company.

2.       DEFINITIONS

         When used in the Plan, the following words and phrases shall have these meanings:

         "AWARD."  A cash award granted under the Plan.

         "BOARD."  The Board of Supervisory Directors of the Company.

         "BONUS POOL."  The bonus pool described at paragraph 7 below.

         "COMMITTEE." A committee consisting of two or more persons appointed by the Board to administer the Plan.

         "COMPANY."  Metron Technology B.V., its successors or assigns.

         "ELIGIBLE EMPLOYEE." A person who, during a Plan Year, was a regular full-time salaried employee of the Company or a Subsidiary and who, in the opinion of the Committee, is a key employee whose performance contributed to the successful performance of the Company or a Subsidiary.

         "MANAGEMENT BY OBJECTIVES" (MBOs). MBOs are specific performance targets or criteria set for each individual participant in the Plan in consultation with the participant. Final determination of individual performance against an MBO and payment, if any, is solely at the discretion of the Company.

         "OPERATING PROFIT." Means that, with respect to a fiscal year of the Company, the amount reported as operating income in the Company's consolidated audited financial statements, but excluding interest income, actual or estimated bonus payments or accruals for such year pursuant to bonus or incentive plans or arrangements of the Company and its subsidiaries (other than this plan) and such other items, if any, which in the judgment of the Board or its Compensation Committee are unrelated to a true measurement of the Company's performance or profitability, or the objectives of the Plan.

         "PARTICIPANT." An Eligible Employee to whom an Award has been made under the Plan.

         "PLAN."  This Metron Technology B.V. Incentive Compensation Plan

         "RETURN ON ASSETS." Return on assets is a percentage computation, the numerator of which is pre-tax, pre-bonus operating income for the Company as a whole (or the relevant segment of the Company) and the denominator of which is a five point average of the assets employed by the Company (or the segment as the case may be) at the beginning of the fiscal year, at the end of the fiscal year and at each of the interim quarterly balance sheet dates.

         "REVENUES." The amount of revenues for a fiscal year reported by the Company on a consolidated basis on its audited financial statements, including sales, commission income and other income.

         "SALES MARGIN." As to any fiscal year, the percentage resulting from dividing Operating Profit by Revenues for such fiscal year.

         "SUBSIDIARY." A corporation, the majority of the voting stock of which is owned directly by the Company or by a company of which the majority of voting stock is owned by the Company.

3.       PLAN ADMINISTRATION

         The plan shall be administered by the Board or the Committee if one is appointed. The Board or the Committee shall have all necessary powers to administer and interpret the Plan, such powers to include the authority to select Eligible Employees to whom awards may be granted under the Plan and to determine the amount of any Award to be granted to any Eligible Employee, except that the aggregate amount of Awards to be granted by the Committee to all Eligible Employees shall be approved by the Board. The Board or the Committee shall have full power and authority to adopt such rules and regulations for the administration of the Plan and for the conduct of its business as either of them deems necessary or advisable. The Board's or the Committee's interpretations of the Plan, the determination of any Awards, and all actions taken and determinations made by the Committee pursuant to the powers vested in it, shall be final, conclusive and binding on all parties.

4.       PLAN YEAR

         The first Plan Year as to which Awards may be made under this Plan shall commence as of the Effective Date of the Plan and terminate May 31, 1999, and thereafter a Plan year shall be the periods of June 1 to May 31 or the Company's fiscal year, if different.

5.       EFFECTIVE DATE, TERMINATION, AMENDMENT

         The Effective Date of the Plan shall be the date of adoption of the Plan by the Company's Shareholders. The Board may, at any time, terminate the Plan, and the Board or the Committee may, at any time, amend or suspend and, if suspended, reinstate the Plan in whole or in part; provided, however, that no such termination, amendment or suspension shall impair or alter any incentive compensation arrangements pursuant to a written employment agreement with an Eligible Employee unless permitted by such agreement or agreed to in writing by the Eligible Employee.

6.       PARTICIPATION AND NOTIFICATION

         Eligible Employees in the Plan shall be selected by the Board or the Committee from among the Company's and its Subsidiaries' employees based upon such criteria as the Committee may from time to time determine.

         After the beginning of a Plan Year, Eligible Employees shall be notified of their eligibility for participation in the Plan. Eligibility in any one year does not automatically qualify a Participant for participation in future Plan Years.

         Employees hired during a Plan Year are eligible for participation in the Plan for such year and, if selected by the Board or Committee, shall be so notified.

         Eligible Employees in this Plan shall not be eligible to participate in any sales commission plan unless authorized in writing by the Committee and the Board or the Compensation Committee of the Board.

         In order to be eligible for an Award under the Plan, an Eligible Employee must be actively employed on the last day of the Plan Year.

7.       BONUS POOL

         The Bonus Pool shall consist of a sales margin pool, a return on assets pool and MBOs (objectives) for each participant, notwithstanding anything in the Plan to the contrary, the total amount of the Bonus Pool need not be paid as awards under this Plan.

8.       ALLOCATION OF BONUS POOL

         The Committee shall allocate in writing a portion of the Bonus Pool to be paid to each Participant for each Plan Year. The Committee shall have complete discretion with respect to the determination of eligibility, the determination of the Eligible Employees to whom Awards shall be granted and the amount of any Awards to be made or made from the Bonus Pool.

9.       PAYMENTS OF AWARDS

         Awards under the Plan shall be paid in cash generally within 90 days following the end of the Plan Year. The Plan shall at all times be entirely unfunded. No provision shall at any time be made with respect to segregating assets of the Company for payment of any distributions hereunder. No Participant or any other person shall have any interest in any particular assets of the Company by reason of the right to receive an Award.

10.      TERMINATION OF EMPLOYMENT

         All potential awards under this Plan are forfeited if any employee's employment with the Company and its subsidiaries is terminated either voluntarily or involuntarily prior to the end of the Plan Year, except due to death, disability or retirement.

11.      DEATH, DISABILITY OR RETIREMENT OF A PARTICIPANT

         In the event that a Participant dies, becomes permanently disabled or retires during the Plan Year, a pro-rated Award may be made in the sole discretion of the Company or the Committee. The pro-rated Award, if any, shall be made based on the number of months actively employed during the Plan Year and such other criteria as the Committee shall determine.

12.      EMPLOYMENT

         Participation in this Plan does not imply that an Eligible Employee has any right to continued employment with the Company or a Subsidiary. There is no employment agreement or right associated with participation in this Plan, nor does participation in this Plan restrict the Company's ability to terminate the employment of an Eligible Employee at any time, for any reason.

13.      GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Company to make payments or distributions under the Plan shall be subject to all applicable laws and regulations and to such approvals by governmental agencies as may be required.

14.      TAX WITHHOLDING

         The Company shall have the right to deduct from all awards any federal, state, local or non-U.S. taxes as required by law to be withheld with respect to such cash payments. Tax withholding from the Award shall be based on the Participant's normal withholding rates, unless the Participant submits a written request to have withholding at a different rate and such is permitted by law. All tax liabilities shall remain the responsibility of the Participant.

15.      BENEFICIARIES

         Any payment due to a deceased Participant shall be made to the Participant's surviving spouse. If a Participant does not have a surviving spouse, payment shall be made to the Participant's legal representative.

16.      NONTRANSFERABILITY

         No Award payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge prior to actual receipt thereof by the payee; and, any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge prior to such receipt shall be void, except, in the event of the Employee's death, to the Employee's surviving spouse or in the absence of a surviving spouse, by will or the laws of descent and distribution. The Company shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to any distribution under the Plan.

17.      INDEMNIFICATION

         The members of the Board, its Compensation Committee and the Plan's Committee shall be defended, indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit or proceeding to which they may be a party or in which they may be a party or in which they may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by them in satisfaction of judgment in any such action, suit or proceeding against them. They shall give the Company an opportunity, at its own expense, to handle and defend the same before they undertake to handle and defend it on their own behalf. The foregoing right of indemnification and defense shall not be exclusive of any other rights of indemnification to which they may be entitled under the Company's Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.      RELIANCE ON REPORTS

         The Board, its Compensation Committee and the Plan's Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than themselves. In no event shall they be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

19.      RELATIONSHIP TO OTHER BENEFITS

         No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company or a Subsidiary, unless specifically so provided under such Plan.

20.      EXPENSES

         The expenses of administering the Plan shall be borne by the Company.

21.      TITLES AND HEADINGS

         The titles and headings of the section in the Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

22.      GOVERNING LAW

         Solely for the purposes of solving interpretive questions relating to the provisions of the Plan, the laws of the Netherlands, without giving effect to the principles of conflicts of laws thereof, shall apply. However, with respect to other matters, including without limitation employment, termination of employment and employee benefits (other than bonuses under the Plan), which matters are excluded from and not affected by the Plan, the law which is otherwise applicable to the employment relationship between the Eligible Employee and the Eligible Employee's employer shall apply.

                              ~ ~ ~ ~ ~ ~ ~ ~ ~

MICHAEL A. GRANDINETTI
EXECUTIVE VICE PRESIDENT MATERIALS



                                     OUTLINE

                      Plan consists of four components for bonus:

                      --  Corporate Sales Margin

                      --  Corporate Return on Assets

                      --  Management Objectives (MBOs)

                      --  Materials Sales Margin

                         METRON CORPORATE INCENTIVE PLAN
                                     FY2000

                                  SALES MARGIN

                                  FUNDING RATE

                           CORPORATE - RETURN ON SALES

FACTORS

-------------------------------------------------------------------------------
                                     SALES MARGIN %                FACTOR
-------------------------------------------------------------------------------
                                0 - 2                               0.33
                                over 2                              0.50
-------------------------------------------------------------------------------

Funding Rate = Sales Margin % x Factor

---------------------------------------------------------------------------
                                        FUNDING RATE %
          SALES        ----------------------------------------------------
         MARGIN %           0 - 2%             > 2%            TOTAL
---------------------------------------------------------------------------
  1.0%                      0.0033                 0           0.0033
  2.0%                      0.0066                 0           0.0066
  3.0%                      0.0066            0.0050           0.0116
  4.0%                      0.0066            0.0099           0.0165
  5.0%                      0.0066            0.0149           0.0215
  6.0%                      0.0066            0.0198           0.0264
  7.0%                      0.0066            0.0248           0.0314
---------------------------------------------------------------------------


                                  CORPORATE-1

                         METRON CORPORATE INCENTIVE PLAN
                                     FY2000


                                  SALES MARGIN

                           EXAMPLE OF VARIOUS OUTCOMES

                                   (IN $000S)

-----------------------------------------------------------------------------------------------------------------------------------
     LEVEL          REVENUES            SALES            OPERATING        FUNDING           CORPORATE         PERCENTAGE OF
                                       MARGIN %        PROFIT ($MIL)        RATE           POOL ($000)         POOL ($000)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10%
-----------------------------------------------------------------------------------------------------------------------------------
       1              $280.0            1.0%                $2.8           0.330%                $9.2               $0.9
       1              $280.0            2.0%                $5.6           0.660%               $37.0               $3.7
       1              $280.0            4.0%               $11.2           1.650%              $184.8              $18.5
-----------------------------------------------------------------------------------------------------------------------------------
       2              $300.0            1.0%                $3.0           0.330%                $9.9               $1.0
       2              $300.0            2.0%                $6.0           0.660%               $39.6               $4.0
       2              $300.0            4.0%               $12.0           1.650%              $198.0              $19.8
-----------------------------------------------------------------------------------------------------------------------------------
       3              $320.0            2.0%                $6.4           0.660%               $42.2               $4.2
       3              $320.0            3.0%                $9.6           1.155%              $110.9              $11.1
       3              $320.0            4.0%               $12.8           1.650%              $211.2              $21.1
-----------------------------------------------------------------------------------------------------------------------------------
       4              $340.0            2.0%                $6.8           0.660%               $44.9               $4.5
       4              $340.0            4.0%               $13.6           1.650%              $224.4              $22.4
       4              $320.0            5.0%               $16.0           2.145%              $343.2              $34.3
-----------------------------------------------------------------------------------------------------------------------------------

Funding Rate = Sales Margin x Factor

Total Corporate Pool = Funding Rate x Operating Profit ($Mil)


                                  CORPORATE-2

                         METRON CORPORATE INCENTIVE PLAN
                                     FY2000

                                RETURN ON ASSETS

RETURN ON ASSETS FACTORS

-------------------------------------------------------------------------
                             RETURN ON ASSETS %             FACTOR
-------------------------------------------------------------------------
                          0 - 6                             0.2200
                          Over 6                            0.3300
-------------------------------------------------------------------------


Funding Rate = Return on Assets % x Factor

-------------------------------------------------------------------------
                               FUNDING RATE %
        RETURN ON     ---------------------------------------------------
        ASSETS %           0 - 6%           > 6%              TOTAL
-------------------------------------------------------------------------
            3.0            0.45                  0           0.450
            6.0            0.90                  0           0.900
            9.0            0.90              0.675           1.575
           12.0            0.90              1.350           2.250
           18.0            0.90              2.700           3.600
           19.5            0.90              3.038           3.938
           24.0            0.90              4.050           4.950
-------------------------------------------------------------------------


                                  CORPORATE-3

                         METRON CORPORATE INCENTIVE PLAN
                                     FY2000

                                RETURN ON ASSETS



                           EXAMPLE OF VARIOUS OUTCOMES

-----------------------------------------------------------------------------------------------------------------------------------
     LEVEL           AVERAGE          OPERATING          RETURN ON        FUNDING           CORPORATE           PERCENTAGE OF
                     ASSETS         PROFIT ($MIL)         ASSETS            RATE           POOL ($000)           POOL ($000)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     10%
-----------------------------------------------------------------------------------------------------------------------------------
       1              $100.8               $2.8              2.8%          0.416%                $11.7             $1.2
       1              $106.2               $2.8              2.64%         0.396%                $11.1             $1.1
       1              $111.5               $2.8              2.5%          0.377%                $10.6             $1.1
-----------------------------------------------------------------------------------------------------------------------------------
       2               $85.5               $6.0              7.0%          1.129%                $67.7             $6.8
       2               $90.0               $6.0              6.7%          1.050%                $63.0             $6.3
       2              $111.7               $6.0              5.37%         0.805%                $48.3             $4.8
-----------------------------------------------------------------------------------------------------------------------------------
       3               $85.5              $12.8             15.0%          2.918%               $373.6            $37.4
       3               $90.0              $12.8             14.2%          2.750%               $352.0            $35.2
       3              $134.1              $12.8              9.55%         1.698%               $217.3            $21.7
-----------------------------------------------------------------------------------------------------------------------------------

Average Assets are calculated by taking mean of beginning assets (5/31/98), three interim asset totals and ending assets (5/31/99)

Total Corporate Pool = Operating Profit (pre-bonus, pre-tax) x Funding Rate


                                  CORPORATE-4

                         METRON MATERIALS INCENTIVE PLAN
                                     FY2000

                                  SALES MARGIN

                                  FUNDING RATE

---------------------------------------------------------------------
                          SALES MARGIN %                      FACTOR
---------------------------------------------------------------------
                    0 - 8%                                     0.000
                   8 - 10%                                     0.750
                   over 10%                                    1.500
---------------------------------------------------------------------


Funding Rate = Sales Margin % x Factor

--------------------------------------------------------------------------------
                                             FUNDING RATE %
    SALES     ------------------------------------------------------------------
   MARGIN %         0 - 8%            8 - 10%          OVER 10%            TOTAL
--------------------------------------------------------------------------------
     4.0%           0.00%              0.00%             0.00%             0.00%
     5.0%           0.00%              0.00%             0.00%             0.00%
     6.0%           0.00%              0.00%             0.00%             0.00%
     7.0%           0.00%              0.00%             0.00%             0.00%
     8.0%           0.00%              0.00%             0.00%             0.00%
     9.0%           0.00%              0.75%             0.00%             0.75%
    10.0%           0.00%              1.50%             0.00%             1.50%
    11.0%           0.00%              1.50%             1.50%             3.00%
--------------------------------------------------------------------------------


                                   MATERIALS-1

                    METRON MATERIALS DIVISION INCENTIVE PLAN
                                     FY2000

                                  SALES MARGIN

                           EXAMPLE OF VARIOUS OUTCOMES

------------------------------------------------------------------------------------------------------------------------------
                                    OPERATING             SALES           FUNDING         MATERIALS         PERCENTAGE OF
     LEVEL         REVENUES       PROFIT ($MIL)         MARGIN %           RATE          POOL ($000)         POOL ($000)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 25%
------------------------------------------------------------------------------------------------------------------------------
       1            $133.0            $11.1                8.32%          0.239%              $26.4              $6.6
       1            $133.0                                 0.00%          0.000%               $0.0              $0.0
       1            $133.0                                 0.00%          0.000%               $0.0              $0.0
------------------------------------------------------------------------------------------------------------------------------
       2            $143.0                                 0.00%          0.000%               $0.0              $0.0
       2            $143.0                                 0.00%          0.000%               $0.0              $0.0
       2            $143.0            $12.9                9.00%          0.746%              $96.0             $24.0
------------------------------------------------------------------------------------------------------------------------------
       3            $153.0                                 0.00%          0.000%               $0.0              $0.0
       3            $153.0                                 0.00%          0.000%               $0.0              $0.0
       3            $153.0            $16.5               10.80%          2.699%             $446.0            $111.5
------------------------------------------------------------------------------------------------------------------------------

     *Operating profit for Materials Plan = Pre-Tax, Pre-Bonus, Pre-Corporate Charges, Pre-F&A Contribution


                                   MATERIALS-2

                        METRON TECHNOLOGY INCENTIVE PLAN
                                     FY2000

         TOTAL POTENTIAL BONUSES AT THREE ASSUMED LEVELS OF PERFORMANCE

-----------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR            FY00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                PARTICIPATION    CORPORATE     CORPORATE                        PARTICIPATION     DIVISION
        $000     (% OF CORP       RETURN       RETURN ON                       (% OF DIVISION     RETURN
                    POOL)        ON SALES       ASSETS               MBO's          POOL)         ON SALES           TOTAL BONUS
-----------------------------------------------------------------------------------------------------------------------------------
LEVEL                           1    2    3     1    2    3     1     2     3                   1      2      3      1    2    3
-----------------------------------------------------------------------------------------------------------------------------------
                                $    $    $     $    $    $     $     $     $                   $      $      $      $    $    $
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EVP Materials        10%      0.9  4.0  21.1   1.1  4.8  21.7  20.0  40.0  80.0       25%      6.6  24.0  111.5    28.6  72.8  234.2
-----------------------------------------------------------------------------------------------------------------------------------


                                  CORPORATE-1

                        METRON TECHNOLOGY INCENTIVE PLAN
                                     FY2000

NAME:     Michael A. Grandinetti
          ----------------------------------------------------------------------

TITLE:    EVP Materials
          ----------------------------------------------------------------------

           EXAMPLES OF TOTAL OUTCOMES FOR ALL THREE LEVELS OF THE PLAN

                                               -------------------------------------------------------------
                                                                             LEVEL
                                               -------------------------------------------------------------
ASSUMPTIONS:                                            1                   2                   3
                                               -------------------------------------------------------------

Revenues  ($millions)                                     $  280.0            $  300.0             $  320.0

Corporate Sales Margin                                        1.0%                2.0%                 4.0%

BONUS COMPONENTS:

Corporate Sales Margin                                    $    924            $  3,960             $ 21,120

Corporate Return on Assets                                $  1,108            $  4,833             $ 21,732

Division Sales Margin                                     $  6,597            $ 24,000             $111,490

Division Return on Assets                                 N/A                 N/A                  N/A
                                               -------------------------------------------------------------

Sub-total                                                 $  8,629            $ 32,793             $154,342

MBO's (see Note 1 below)                                  $ 20,000            $ 40,000             $ 80,000
                                               -------------------------------------------------------------

Total bonus components                                    $ 28,629            $ 72,793             $234,342
                                               =============================================================

NOTE 1:

MBO's are not related to Levels, and accordingly the amounts payable can be independent of the financial performance of the Company or the Division.

                              EX. TOTAL OUTCOMES-1